Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of December 30, 2016 by and between Ameri Holdings, Inc. (the “Company”), a Delaware corporation, and Lone Star Value Investors, LP (the “Holder”).

RECITALS

WHEREAS, the Company has issued and outstanding an unsecured convertible promissory note for the aggregate principal amount of $5,000,000 (the “Note”).

WHEREAS, the Company and the Holder have reached an agreement for the exchange of the Note held by the Holder for shares of the Company’s Series A Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

WHEREAS, the Company and the Holder have agreed, subject to and on the terms and conditions set forth in this Agreement, that the Holder shall exchange the principal amount of the Note for an aggregate of 363,611 shares of Preferred Stock (the “Shares”).

WHEREAS, the Company has filed the Certificate of Designations as attached hereto as Exhibit A with the Secretary of State of the State of Delaware.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I - EXCHANGE OF SECURITIES

Section 1.01. Authorization of Issue. Prior to the Closing (as defined below), the Company shall have duly authorized the delivery to the Holder of the Shares.

Section 1.02. Exchange of the Note. Subject to the terms and conditions set forth in this Agreement, the Holder hereby agrees to exchange at the Closing (the “Exchange”) the Note for 363,611 Shares of Preferred Stock. The Note exchanged pursuant to this Agreement shall be cancelled. The warrants issued to the Holder in connection with the purchase of the Note, to the extent such warrants have not yet been exercised, will continue to be held by the Holder and will remain in full force and effect.

Section 1.03. Uncertificated Book-Entry Securities. The Shares of Preferred Stock shall be issued as book-entry securities directly registered in the Holder’s name on the Company’s books and records. The Shares shall not be represented by certificates but instead shall be uncertificated securities of the Company and shall be governed by the terms of the Certificate of Designations as attached hereto as Exhibit A.

Section 1.04. Registration. Pursuant to the terms of that certain Amended and Restated Registration Rights Agreement, dated as of May 12, 2016, between the Company and the Holder (the “RRA”), the Shares of Preferred Stock issued to the Holder pursuant to the Exchange constitute Registrable Securities (as defined in the RRA) that are subject to the terms of the RRA.

Section 1.05. Credit Agreement Acknowledgement. Holder hereby acknowledges and agrees that the Company is party to that certain Loan and Security Agreement, dated as of July 1, 2016, with Sterling National Bank, pursuant to which the Company is prohibited from paying or becoming obligated to pay dividends, with certain limited exceptions as provided in the Consent and Amendment No. 3 to Loan and Security Agreement, a copy of which has been provided to Holder, which provides, in part, that the definition of Permitted Restricted Payments includes: “a regular dividend on the Series A Preferred Stock at the rate and times and in the manner provided in the Series A Certificate of Designation, but if and to the extent such dividend is payable in cash, the cash portion of the dividend shall be in an amount not in excess of twenty percent (20%) of EBITDA for the twelve (12) fiscal month period most recently ended prior to the applicable Dividend Payment Date (as defined in the Series A Certificate of Designation).”

Section 1.06. Registration Demand Acknowledgement. The Company acknowledges the Holder’s written request in accordance with Section 2(a) of the RRA, to act in accordance with such section.

ARTICLE II - CLOSING DATE; DELIVERY

Section 2.01. Closing and Location. The closing of the Exchange (the “Closing”) shall take place on December 30, 2016, or on such other date as shall be mutually agreed to by the Company and the Holder (the “Closing Date”), at the offices of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York, or such other place as shall be mutually agreed to by the Company and the Holder.

Section 2.02. Issuance. At the Closing, the Company shall instruct its transfer agent to issue the Shares of Preferred Stock to the Holder on the books and records of the Company and the Note shall be cancelled.

Section 2.03. Consummation of Closing. All acts, deliveries and confirmations comprising the Closing, regardless of chronological sequence, shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of same shall have occurred.

Section 2.04. No Further Ownership Rights in the Note. From and after the Closing, the Holder shall cease to have any rights with respect to the Note exchanged pursuant to this Agreement, including any payments of accrued and unpaid interest, except as otherwise provided herein or by applicable law.

ARTICLE III - REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of the Company. The Company represents and warrants to the Holder that the following statements are true, correct and complete as of the date hereof:

2

(a)       Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as and in the places where such properties are now owned, operated and leased or such business is now being conducted.

(b)       Authorization. The Company has the necessary corporate power and authority to enter into this Agreement and to assume and perform its obligations hereunder. The execution and delivery of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by the Board of Directors of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, reorganization and moratorium laws, (b) other laws of general application affecting the enforcement of creditors’ rights generally and general principles of equity, (c) the discretion of the court before which any proceeding therefor may be brought, and (d) as rights to indemnity may be limited by federal or state securities laws or by public policy.

(c)       No Violation or Breach. Neither the execution and delivery of this Agreement, nor the consummation by the Company of the transactions contemplated hereby, (i) will violate or cause a default under any judgment, order, writ or decree of any court or governmental authority applicable to the Company; (ii) breach or conflict with the provisions of the constituent documents of the Company; or (iii) violate, conflict with or breach any agreement, arrangement, document or instrument to which the Company is a party or by which it is bound.

(d)       Approvals and Consents. No action, approval, consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality is necessary or required as to the Company in order to constitute this Agreement as a valid, binding and enforceable obligation of the Company in accordance with its terms.

(e)       Brokers and Finders. The Company nor its officers, directors, managers or employees has employed any broker, finder, investment banker, financial advisor or similar professional or incurred any liability for any investment banking fees, brokerage fees, commissions or finders’ fees in connection with the transactions contemplated by this Agreement.

(f)       Commission Reporting and Compliance. The Company has filed with the Securities and Exchange Commission (the “Commission”) all registration statements, proxy statements, information statements and reports required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has not filed with the Commission a certificate on Form 15 pursuant to Rule 12h-3 under the Exchange Act. The Company has made available to the Company true and complete copies of the registration statements, information statements and other reports (collectively, the “Company SEC Documents”) filed by the Company with the Commission. None of the Company SEC Documents, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein not misleading. To the knowledge of the Company, the Company has otherwise complied with the Securities Act of 1933, as amended (the “Securities Act”), Exchange Act and all other applicable federal and state securities laws.

3

(g)       Shares Duly Issued. The Shares to be issued to the Holder in accordance with the terms hereof shall be, when issued, duly and validly issued, fully paid and nonassessable.

(h)       Compliance with Other Instruments. The Company is not in violation or default (i) of any provisions of its Certificate of Incorporation or Bylaws, each as amended, (ii) of any instrument, judgment, order, writ or decree, (iii) under any note, indenture or mortgage, or (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or, of any provision of federal or state statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

Section 3.02. Representations and Warranties of the Holder. The Holder represents and warrants to the Company that the following statements are true, correct and complete as of the date hereof:

(a)       Organization and Good Standing. It is a limited partnership duly organized, validly existing and in good standing under the laws of its state of formation and has all requisite power and authority to own, lease and operate its properties and to carry on its business.

(b)       Power and Authority. It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement.

(c)       Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part.

(d)       Binding Obligation. This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(e)       No Conflicts. The execution, delivery and performance by it of this Agreement do not and will not (i) violate any provision of law, rule or regulation applicable to it or its certificate of incorporation or by-laws (or other organizational document) or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party.

4

(f)       Governmental Consents. The execution, delivery and performance by it of this Agreement do not and will not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

(g)       Ownership of the Note. The Holder is the beneficial owner of the Note, free and clear of all liens (other than obligations pursuant to this Agreement).

(h)       Purchase Entirely for Own Account. It is acquiring the Shares for its own account, for investment purposes and not with a view to the distribution thereof, except in compliance with the Securities Act. It understands that the Shares issued to it may not be resold except pursuant to an effective registration statement filed under the Securities Act or pursuant to an exemption from registration thereunder.

(i)       Investment Experience. It has such knowledge and experience in financial and business affairs that the Holder is capable of evaluating the merits and risks of an investment in the Shares. It is either a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or an “accredited investor” as defined in Regulation D under the Securities Act, and was not organized for the purpose of acquiring the Shares. The Holder has previously invested in securities similar to the Shares. The Holder acknowledges that no representations, express or implied, are being made with respect to the Company, the Shares or otherwise, other than those expressly set forth herein. In making its decision to invest in the Shares hereunder, the Holder has relied upon independent investigations made by the Holder and, to the extent believed by the Holder to be appropriate, the Holder’s representatives, including the Holder’s own professional, tax and other advisors. The Holder and its representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the investment in the Shares. The Holder is able to bear the economic risk of its investment in the Shares and is presently able to afford the complete loss of such investment. The Holder acknowledges that the Company is relying on the truth and accuracy of the foregoing representations and warranties in the offering of the Shares to the Holder without first having registered the Shares under the Securities Act.

(j)       Restricted Securities. It has been advised by the Company that (i) the offer and sale of the Shares have not been registered under the Securities Act; (ii) the offer and sale of the Shares are intended to be exempt from registration under the Securities Act pursuant to either Rule 144A or Regulation D under the Securities Act; and (iii) there is no established market for the Shares, and it is not anticipated that there will be any active public market for the Shares in the foreseeable future. It is familiar with Rule 144 promulgated by the SEC under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5

ARTICLE IV - CONDITIONS TO CLOSING

Section 4.01. Holder’s Conditions to Closing. The obligations of the Holder to exchange the Note for the Shares shall be subject to (A) the representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing Date, (B) the Company shall have performed all of its obligations and covenants under this Agreement, (C) no decision, order or similar ruling shall have been issued (and remain in effect) restraining or enjoining the transactions contemplated by this Agreement; and (D) from the date hereof to the date of Closing, there shall not have occurred any change, event, occurrence, fact condition, development or effect that, individually or in the aggregate, has had, or is reasonably likely to have, a material adverse effect upon the business, assets, operations, properties, financial position, results of operations, prospects or liabilities of the Company or any adverse effect upon the consummation of this Agreement or any of the transactions contemplated hereby.

Section 4.02. Company’s Conditions to Closing. The Company’s obligations to exchange the Note for the Shares shall be subject to (A) the representations and warranties of Holder contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing Date, (B) the Holder having delivered the Note in accordance with Section 2.02 hereof, (C) the Holder shall have performed all of its obligations and covenants under this Agreement, (D) no decision, order or similar ruling shall have been issued (and remain in effect) restraining or enjoining the transactions contemplated by this Agreement; and (E) from the date hereof to the date of Closing, there shall not have occurred any change, event, occurrence, fact condition, development or effect that, individually or in the aggregate, has had, or is reasonably likely to have, a material adverse effect upon the business, assets, operations, properties, financial position, results of operations, prospects or liabilities of the Company or any adverse effect upon the consummation of this Agreement or any of the transactions contemplated hereby.

ARTICLE V - INDEMNIFICATION

Section 5.01. Indemnification by the Holder. The Holder agrees to indemnify and hold the Company Indemnified Persons (as defined below) harmless from any and all Losses (as defined below) (including taxes) that the Company Indemnified Persons may incur due to:

(a)       any inaccuracy or breach of any of the representations and warranties given by the Holder herein; or

(b)       the nonfulfillment or breach of any covenant, undertaking, agreement or other obligation of the Holder contained herein.

Section 5.02. Indemnification by the Company. The Company agrees to indemnify and hold the Holder Indemnified Person harmless from any and all Losses (including Taxes) that the Holder Indemnified Person may incur due to:

(a)       any inaccuracy or breach of any of the representations and warranties of the Company contained herein; or

6

(b)       the nonfulfillment or breach of any covenant, undertaking, agreement or other obligation of the Company contained herein.

Section 5.03. Survival of Indemnification. The representations and warranties of the parties contained in this Agreement and the rights to indemnification under this Agreement with respect thereto will survive the Closing Date for a period of twelve (12) months after the Closing Date.

Section 5.04. Third Party Claims.

(a)       A party entitled to indemnification hereunder (an “Indemnified Party”) shall notify promptly the indemnifying party (the “Indemnifying Party”) in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Agreement; provided, however, that the failure of any Indemnified Party to provide such notice shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent the Indemnifying Party is actually materially prejudiced thereby. In case any claim, action or proceeding is brought against an Indemnified Party and the Indemnified Party notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and to assume the defense thereof, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the Indemnifying Party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) calendar days after receiving notice from such Indemnified Party that the Indemnified Party believes it has failed to do so; or (ii) if such Indemnified Party who is a defendant in any claim or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction), and the Indemnifying Party shall be liable for any expenses therefor.

(b)       No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party and (iii) does not include any injunctive or other non-monetary relief.

Section 5.05. Notwithstanding anything herein to the contrary, no reimbursement for Losses asserted against Indemnifying Party under this Agreement shall be required unless and until the cumulative aggregate amount of such Losses equals or exceeds $25,000 and then from the first dollar of such Losses, as finally determined up to a maximum of such amount that is equal to the Purchase Price.

7

Section 5.06. For purposes of this Section 5, “Company Indemnified Persons” means the Company, its affiliates and their respective stockholders, partners, members, managers, directors, officers, employees, agents, affiliates, representatives and consultants and each of their respective heirs, executors, owners, successors and assigns.

Section 5.07. For purposes of this Section 5, “Holder Indemnified Persons” means the Holder, its affiliates and their respective stockholders, partners, members, managers, directors, officers, employees, agents, affiliates, representatives and consultants and each of their respective heirs, executors, owners, successors and assigns.

Section 5.08. For purposes of this Section 5, “Losses” means any and all liabilities, obligations, losses, debts, charges, judgments, fines, penalties, amounts paid in settlement, damages, costs, expenses, claims, fees and expenses (including the expense of investigation and reasonable attorneys’ fees and expenses in connection therewith).

ARTICLE VI - MISCELLANEOUS

Section 6.01. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 6.02. Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties hereto with regard to the subject matter hereof and supersedes all prior agreements with respect thereto.

Section 6.03. Effectiveness; Amendments. This Agreement shall not become effective and binding on a party hereto unless and until a counterpart signature page to this Agreement has been executed and delivered by such party. Once effective, this Agreement may not be modified, amended or supplemented, nor may any of the conditions to Closing be waived, except in a writing signed by the Company and the Holder.

Section 6.04. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 6.05. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed signature page of this Agreement by telecopier or e-mail shall be effective as delivery of a manually executed signature page of this Agreement.

Section 6.06. Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

8

Section 6.07. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws of the State of New York. The parties hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the borough of Manhattan of the City, County and State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, jury trial and any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 6.08. Notices. All demands, notices, requests, consents and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier service, messenger, telecopy, or if duly deposited in the mails, by certified or registered mail, postage prepaid-return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following parties:

(a)	If to the Company, to:

Ameri Holdings, Inc.
100 Canal Pointe Blvd., Suite 108
Princeton, NJ 08540
Attention: Giri Devanur, President & Chief Executive Officer

with a copy to (which copy shall not constitute notice):

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, New York 10022
Facsimile No.: (212) 451-2222
Attn: Adam W. Finerman, Esq.

(b)	If to the Holder, to:

Lone Star Value Investors, LP
53 Forest Avenue, 1st Floor
Old Greenwich, Connecticut 06870
Telephone: (203) 489-9500
Fax: (203) 990-0727
Attention: Mr. Jeffrey E. Eberwein, Manager

and Ms. Hannah Bible, General Counsel

Section 6.09. Specific Performance. Each party hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which such party would not have an adequate remedy at law for money damages, and therefore each party hereto agrees that in the event of any such breach the other party may seek the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief (without the requirement to post bond or other security) in addition to any other remedy to which such party may be entitled, at law or in equity.

9

Section 6.10. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power or remedy thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

Section 6.11. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by the other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

Section 6.12. No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person who or which is not a party hereto.

Section 6.13. Representation by Counsel. The Holder acknowledges that Olshan Frome Wolosky LLP represents the Company and does not, and did not, represent the Holder in connection with this Agreement and the Exchange. Each of the Company and the Holder acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would provide any party with a defense to the enforcement of the terms of this Agreement against such party based upon lack of legal counsel shall have no application and is expressly waived.

[Signature Pages Follow]

10

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:	AMERI HOLDINGS, INC.

	By:	/s/ Giri Devanur
		Name:	Giri Devanur
		Title:	President and Chief Executive Officer

HOLDER:	LONE STAR VALUE INVESTORS, LP
By: Lone Star Value Investors GP, LLC, General Partner

	By:	/s/ Jeffrey E. Eberwein
		Name:	Jeffrey E. Eberwein
		Title:	Manager

SIGNATURE PAGE TO EXCHANGE AGREEMENT

11

Exhibit A

Certificate of Designations